Power of Attorney

I, Virgina G. Breen, the undersigned Trustee of UBS Enso Fund (the “Fund”), hereby authorize each of Robert F. Aufenanger and Douglas A. Lindgren, as attorneys-in-fact, to sign on my behalf in the capacity indicated each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Virginia G. Breen
Name:	Virginia G. Breen
Title:	Trustee

Dated as of January 14, 2008

Power of Attorney

I, Meyer Feldberg, the undersigned Trustee of UBS Enso Fund (the “Fund”), hereby authorize each of Robert F. Aufenanger and Douglas A. Lindgren, as attorneys-in-fact, to sign on my behalf in the capacity indicated each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Meyer Feldberg
Name:	Meyer Feldberg
Title:	Trustee

Dated as of January 14, 2008

Power of Attorney

I, George W. Gowen, the undersigned Trustee of UBS Enso Fund (the “Fund”), hereby authorize each of Robert F. Aufenanger and Douglas A. Lindgren, as attorneys-in-fact, to sign on my behalf in the capacity indicated each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ George W. Gowen
Name:	George W. Gowen
Title:	Trustee

Dated as of January 14, 2008

Power of Attorney

I, Stephen H. Penman, the undersigned Trustee of UBS Enso Fund (the “Fund”), hereby authorize each of Robert F. Aufenanger and Douglas A. Lindgren, as attorneys-in-fact, to sign on my behalf in the capacity indicated each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Stephen H. Penman
Name:	Stephen H. Penman
Title:	Trustee

Dated as of November 15, 2007